UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 23, 2012

VALASSIS COMMUNICATIONS, INC.
Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

      (734) 591-3000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.

Items to be Included in this Report

Item 5.02(e).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2012, Valassis Communications, Inc. (“Valassis”) entered into amendments to its employment agreements with Robert L. Recchia, Valassis’ Executive Vice President, Chief Financial Officer and Treasurer, and Brian Husselbee, the President and Chief Executive Officer of NCH Marketing Services, Inc., a wholly-owned subsidiary of Valassis (the “Amendments”).  The Amendments extend the terms of Mr. Recchia’s and Mr. Husselbee’s employment agreements until June 30, 2014 and March 30, 2014, respectively.  In addition, the Amendments eliminate (i) Valassis’ obligation following a change of control of Valassis to reimburse the executives for all excise taxes that are imposed on them by Section 280G and Section 4999 of the Internal Revenue Code of 1986, as amended, and any income and excise taxes that are payable by them as a result of any reimbursements for Section 280G and Section 4999 excise taxes, and (ii) each executive’s ability to resign for “good reason” (as defined in each of their respective agreement) and receive any corresponding payments previously due upon such a termination of employment with Valassis.  With these deletions, none of Valassis’ executive officers have excise tax gross-up provisions or the right to terminate their employment for “good reason.”  Finally, the amendment to Mr. Recchia’s employment agreement removes his contractual right to receive annual restricted stock grants.

The foregoing description of the amendments referenced above is summary in nature, and is subject to, and qualified in its entirety by, the full text of the Amendments, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of May 23, 2012, between Valassis Communications, Inc. and Robert L. Recchia.
10.2	Amendment to Employment Agreement, dated as of May 23, 2012, between Valassis Communications, Inc. and Brian Husselbee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: May 24, 2012	Name: Todd Wiseley
Title: General Counsel, Executive Vice President, Administration and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of May 23, 2012, between Valassis Communications, Inc. and Robert L. Recchia.
10.2	Amendment to Employment Agreement, dated as of May 23, 2012, between Valassis Communications, Inc. and Brian Husselbee.